UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2026

SENTINELONE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________________________________________________________

Delaware	001-40531	99-0385461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Castro Street, Suite 400
Mountain View, CA	94041
(Address of principal executive officers)	(Zip Code)
Registrant’s telephone number, including area code: (855) 868-3733
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	S	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting of Stockholders virtually (the “Annual Meeting”) on June 25, 2026. At the start of the Annual Meeting, there were 383,549,044 shares of Class A common stock and Class B common stock present at the meeting virtually or by proxy, which represented 383,549,044 votes, or 83.16% of the combined voting power of all issued and outstanding shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, the holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 30, 2026 (the “Record Date”) and the holders of the Company’s Class B common stock were entitled to twenty votes for each share held as of the close of business on the Record Date.
At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 13, 2026 (the “Proxy Statement”). The final results of each proposal are indicated below.
Proposal 1: Election of Class II Director Nominees.
To elect the nominees below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ana G. Pinczuk	296,209,529	19,526,166	67,813,349
Mark J. Barrenechea	310,494,361	5,241,334	67,813,349
Based on the votes set forth above, the nominees were elected to serve as Class II directors until the Company’s 2029 annual meeting of stockholders and until such director’s respective successor is duly elected and qualified, or, if sooner, until the director’s death, resignation, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.
To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending January 31, 2027:

Votes For	Votes Against	Abstentions
372,026,383	11,196,822	325,839
Based on the votes set forth above, the stockholders ratified the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027. There were no broker non-votes on this proposal.

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers.
To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
230,329,862	84,545,129	860,704	67,813,349
Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINELONE, INC.

Date: June 25, 2026	By:	/s/ Sonalee Parekh
Sonalee Parekh
Chief Financial Officer